Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2024	2023	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,119	$14,396	$(277)	(1.9)%
International Package	4,370	4,415	(45)	(1.0)%
Supply Chain Solutions	3,329	3,244	85	2.6%
Total revenue	21,818	22,055	(237)	(1.1)%

Operating expenses:
U.S. Domestic Package	13,130	12,794	336	2.6%
International Package	3,652	3,532	120	3.4%
Supply Chain Solutions	3,092	2,949	143	4.8%
Total operating expenses	19,874	19,275	599	3.1%

Operating profit:
U.S. Domestic Package	989	1,602	(613)	(38.3)%
International Package	718	883	(165)	(18.7)%
Supply Chain Solutions	237	295	(58)	(19.7)%
Total operating profit	1,944	2,780	(836)	(30.1)%

Other income (expense):
Other pension income (expense)	67	66	1	1.5%
Investment income (expense) and other	70	65	5	7.7%
Interest expense	(212)	(191)	(21)	11.0%
Total other income (expense)	(75)	(60)	(15)	25.0%

Income before income taxes	1,869	2,720	(851)	(31.3)%

Income tax expense	460	639	(179)	(28.0)%

Net income	$1,409	$2,081	$(672)	(32.3)%

Net income as a percentage of revenue	6.5%	9.4%

Per share amounts:
Basic earnings per share	$1.65	$2.42	$(0.77)	(31.8)%
Diluted earnings per share	$1.65	$2.42	$(0.77)	(31.8)%

Weighted-average shares outstanding:
Basic	856	860	(4)	(0.5)%
Diluted	857	861	(4)	(0.5)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$997	$1,681	$(684)	(40.7)%
International Package	824	902	(78)	(8.6)%
Supply Chain Solutions	243	336	(93)	(27.7)%
Total operating profit	2,064	2,919	(855)	(29.3)%

Total other income (expense)	$(69)	$(60)	$(9)	15.0%
Income before income taxes	$1,995	$2,859	$(864)	(30.2)%
Net income	$1,529	$2,187	$(658)	(30.1)%

Basic earnings per share	$1.79	$2.54	$(0.75)	(29.5)%
Diluted earnings per share	$1.79	$2.54	$(0.75)	(29.5)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2024	2023	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,309	$2,407	$(98)	(4.1)%
Deferred	1,107	1,169	(62)	(5.3)%
Ground	10,703	10,820	(117)	(1.1)%
Total U.S. Domestic Package	14,119	14,396	(277)	(1.9)%
International Package:
Domestic	770	763	7	0.9%
Export	3,437	3,468	(31)	(0.9)%
Cargo and Other	163	184	(21)	(11.4)%
Total International Package	4,370	4,415	(45)	(1.0)%
Supply Chain Solutions:
Forwarding	1,315	1,376	(61)	(4.4)%
Logistics	1,546	1,431	115	8.0%
Other	468	437	31	7.1%
Total Supply Chain Solutions	3,329	3,244	85	2.6%
Consolidated	$21,818	$22,055	$(237)	(1.1)%

Consolidated volume (in millions)	1,339	1,338	1	0.1%

Operating weekdays	64	64	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,559	1,679	(120)	(7.1)%
Deferred	991	1,087	(96)	(8.8)%
Ground	15,314	14,974	340	2.3%
Total U.S. Domestic Package	17,864	17,740	124	0.7%
International Package:
Domestic	1,485	1,554	(69)	(4.4)%
Export	1,584	1,608	(24)	(1.5)%
Total International Package	3,069	3,162	(93)	(2.9)%
Consolidated	20,933	20,902	31	0.1%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$23.14	$22.40	$0.74	3.3%
Deferred	17.45	16.80	0.65	3.9%
Ground	10.92	11.29	(0.37)	(3.3)%
Total U.S. Domestic Package	12.35	12.68	(0.33)	(2.6)%
International Package:
Domestic	8.10	7.67	0.43	5.6%
Export	33.90	33.70	0.20	0.6%
Total International Package	21.42	20.91	0.51	2.4%
Consolidated	$13.68	$13.92	$(0.24)	(1.7)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2024	2023	Change	% Change
(in millions)
Compensation and benefits	$11,503	$11,196	$307	2.7%
Repairs and maintenance	734	682	52	7.6%
Depreciation and amortization	887	828	59	7.1%
Purchased transportation	3,273	3,171	102	3.2%
Fuel	1,126	1,090	36	3.3%
Other occupancy	492	458	34	7.4%
Other expenses	1,859	1,850	9	0.5%
Total operating expenses	$19,874	$19,275	$599	3.1%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2024	2023	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$28,353	$29,383	$(1,030)	(3.5)%
International Package	8,626	8,958	(332)	(3.7)%
Supply Chain Solutions	6,545	6,639	(94)	(1.4)%
Total revenue	43,524	44,980	(1,456)	(3.2)%

Operating expenses:
U.S. Domestic Package	26,539	26,315	224	0.9%
International Package	7,252	7,247	5	0.1%
Supply Chain Solutions	6,176	6,097	79	1.3%
Total operating expenses	39,967	39,659	308	0.8%

Operating profit:
U.S. Domestic Package	1,814	3,068	(1,254)	(40.9)%
International Package	1,374	1,711	(337)	(19.7)%
Supply Chain Solutions	369	542	(173)	(31.9)%
Total operating profit	3,557	5,321	(1,764)	(33.2)%

Other income (expense):
Other pension income (expense)	134	132	2	1.5%
Investment income (expense) and other	121	168	(47)	(28.0)%
Interest expense	(407)	(379)	(28)	7.4%
Total other income (expense)	(152)	(79)	(73)	92.4%

Income before income taxes	3,405	5,242	(1,837)	(35.0)%

Income tax expense	883	1,266	(383)	(30.3)%

Net income	$2,522	$3,976	$(1,454)	(36.6)%

Net income as a percentage of revenue	5.8%	8.8%

Per share amounts:
Basic earnings per share	$2.95	$4.62	$(1.67)	(36.1)%
Diluted earnings per share	$2.94	$4.61	$(1.67)	(36.2)%

Weighted-average shares outstanding:
Basic	856	861	(5)	(0.6)%
Diluted	857	863	(6)	(0.7)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,836	$3,169	$(1,333)	(42.1)%
International Package	1,506	1,708	(202)	(11.8)%
Supply Chain Solutions	469	594	(125)	(21.0)%
Total operating profit	3,811	5,471	(1,660)	(30.3)%

Total other income (expense)	$(146)	$(79)	$(67)	84.8%
Income before income taxes	$3,665	$5,392	$(1,727)	(32.0)%
Net income	$2,752	$4,091	$(1,339)	(32.7)%

Basic earnings per share	$3.21	$4.75	$(1.54)	(32.4)%
Diluted earnings per share	$3.21	$4.74	$(1.53)	(32.3)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2024	2023	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$4,625	$4,868	$(243)	(5.0)%
Deferred	2,263	2,363	(100)	(4.2)%
Ground	21,465	22,152	(687)	(3.1)%
Total U.S. Domestic Package	28,353	29,383	(1,030)	(3.5)%
International Package:
Domestic	1,528	1,557	(29)	(1.9)%
Export	6,787	7,020	(233)	(3.3)%
Cargo and Other	311	381	(70)	(18.4)%
Total International Package	8,626	8,958	(332)	(3.7)%
Supply Chain Solutions:
Forwarding	2,595	2,890	(295)	(10.2)%
Logistics	3,088	2,841	247	8.7%
Other	862	908	(46)	(5.1)%
Total Supply Chain Solutions	6,545	6,639	(94)	(1.4)%
Consolidated	$43,524	$44,980	$(1,456)	(3.2)%

Consolidated volume (in millions)	2,675	2,745	(70)	(2.6)%

Operating weekdays	127	128	(1)	(0.8)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,574	1,708	(134)	(7.8)%
Deferred	1,019	1,113	(94)	(8.4)%
Ground	15,376	15,385	(9)	(0.1)%
Total U.S. Domestic Package	17,969	18,206	(237)	(1.3)%
International Package:
Domestic	1,494	1,594	(100)	(6.3)%
Export	1,602	1,645	(43)	(2.6)%
Total International Package	3,096	3,239	(143)	(4.4)%
Consolidated	21,065	21,445	(380)	(1.8)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$23.14	$22.27	$0.87	3.9%
Deferred	17.49	16.59	0.90	5.4%
Ground	10.99	11.25	(0.26)	(2.3)%
Total U.S. Domestic Package	12.42	12.61	(0.19)	(1.5)%
International Package:
Domestic	8.05	7.63	0.42	5.5%
Export	33.36	33.34	0.02	0.1%
Total International Package	21.15	20.69	0.46	2.2%
Consolidated	$13.71	$13.83	$(0.12)	(0.9)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2024	2023	Change	% Change
(in millions)
Compensation and benefits	$23,142	$22,660	$482	2.1%
Repairs and maintenance	1,452	1,407	45	3.2%
Depreciation and amortization	1,785	1,662	123	7.4%
Purchased transportation	6,519	6,712	(193)	(2.9)%
Fuel	2,186	2,361	(175)	(7.4)%
Other occupancy	1,056	1,009	47	4.7%
Other expenses	3,827	3,848	(21)	(0.5)%
Total operating expenses	$39,967	$39,659	$308	0.8%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
June 30, 2024 (unaudited) and December 31, 2023

	June 30, 2024	December 31, 2023
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$6,319	$3,206
Marketable securities	213	2,866
Accounts receivable	9,174	11,342
Less: Allowance for credit losses	(126)	(126)
Accounts receivable, net	9,048	11,216
Assets Held for Sale	1,183	—
Other current assets	2,060	2,125
Total Current Assets	18,823	19,413
Property, Plant and Equipment, Net	37,129	36,945
Operating Lease Right-Of-Use Assets	4,088	4,308
Goodwill	4,350	4,872
Intangible Assets, Net	3,106	3,305
Deferred Income Tax Assets	123	126
Other Non-Current Assets	1,799	1,888
Total Assets	$69,418	$70,857

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,008	$3,348
Current maturities of operating leases	683	709
Accounts payable	5,299	6,340
Accrued wages and withholdings	3,308	3,224
Self-insurance reserves	1,273	1,320
Accrued group welfare and retirement plan contributions	1,202	1,479
Liabilities to be disposed of	373	—
Other current liabilities	939	1,256
Total Current Liabilities	15,085	17,676
Long-Term Debt and Finance Leases	20,197	18,916
Non-Current Operating Leases	3,561	3,756
Pension and Postretirement Benefit Obligations	6,449	6,159
Deferred Income Tax Liabilities	3,841	3,772
Other Non-Current Liabilities	3,232	3,264

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	63	—
Retained earnings	20,765	21,055
Accumulated other comprehensive loss	(3,807)	(3,758)
Deferred compensation obligations	6	9
Less: Treasury stock	(6)	(9)
Total Equity for Controlling Interests	17,030	17,306
Noncontrolling interests	23	8
Total Shareowners' Equity	17,053	17,314
Total Liabilities and Shareowners' Equity	$69,418	$70,857

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Six Months Ended
	June 30
	2024	2023
Cash Flows From Operating Activities:
Net income	$2,522	$3,976
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	1,785	1,662
Pension and postretirement benefit expense	518	486
Pension and postretirement benefit contributions	(150)	(1,328)
Self-insurance reserves	(39)	64
Deferred tax (benefit) expense	72	168
Stock compensation expense	3	165
Other (gains) losses	166	(19)
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	1,526	2,898
Other assets	73	187
Accounts payable	(685)	(1,921)
Accrued wages and withholdings	137	(535)
Other liabilities	(619)	(132)
Other operating activities	—	(77)
Net cash from operating activities	5,309	5,594

Cash Flows From Investing Activities:
Capital expenditures	(1,968)	(1,820)
Proceeds from disposal of businesses, property, plant and equipment	28	50
Purchases of marketable securities	(52)	(2,970)
Sales and maturities of marketable securities	2,715	1,903
Acquisitions, net of cash acquired	(66)	(34)
Other investing activities	(4)	12
Net cash from (used in) investing activities	653	(2,859)

Cash Flows From Financing Activities:
Net change in short-term debt	(1,272)	—
Proceeds from long-term borrowings	2,785	2,503
Repayments of long-term borrowings	(1,508)	(1,596)
Purchases of common stock	—	(1,498)
Issuances of common stock	131	119
Dividends	(2,701)	(2,693)
Other financing activities	(202)	(417)
Net cash used in financing activities	(2,767)	(3,582)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(72)	57
	—	—
Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	3,123	(790)

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	3,206	5,602
End of period	$6,329	$4,812

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Six Months Ended
	June 30
	2024	2023
Cash flows from operating activities	$5,309	$5,594
Capital expenditures	(1,968)	(1,820)
Proceeds from disposals of property, plant and equipment	28	50
Other investing activities	(4)	12
Free Cash Flow (Non-GAAP measure)	$3,365	$3,836

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	June 30, 2024	June 30, 2023
Net income	$5,254	$10,013
Add back:
Income tax expense	1,482	2,965
Interest expense	815	738
Depreciation & amortization	3,489	3,324
EBITDA	11,040	17,040
Add back (deduct):
Incentive compensation program redesign	—	505
One-time compensation	61	—
Asset impairment charges	276	8
Transformation and other	411	224
Defined benefit plan (gains) and losses	359	(1,028)
Investment income and other pension income	(533)	(1,059)
One-time international regulatory matter	88	—
Adjusted EBITDA	$11,702	$15,690

Debt and finance leases, including current maturities	$22,205	$20,763
Add back:
Non-current pension and postretirement benefit obligations	6,449	4,635
Adjusted total debt	$28,654	$25,398

Adjusted total debt/Net income	5.45	2.54

Adjusted total debt/adjusted EBITDA (Non-GAAP)	2.45	1.62

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Adjusted Return on Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	June 30, 2024	June 30, 2023
Net income	$5,254	$10,013
Add back (deduct):
Income tax expense	1,482	2,965
Interest expense	815	738
Other pension (income) expense	93	(1,754)
Investment (income) expense and other	(267)	(333)
Operating profit	$7,377	$11,629
Incentive compensation program redesign	—	505
Long-lived asset estimated residual value changes	—	76
One-time compensation	61	—
Asset impairment charges	276	8
Transformation and other	411	224
One-time international regulatory matter	88	—
Adjusted operating profit	$8,213	$12,442

Average debt and finance leases, including current maturities	$21,484	$20,670
Average pension and postretirement benefit obligations	5,542	6,489
Average shareowners' equity	18,545	18,174
Average invested capital	$45,571	$45,333

Net income to average invested capital	11.5%	22.1%

Adjusted Return on Invested Capital (Non-GAAP)	18.0%	27.4%

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended June 30,
(in millions, except operating days, average daily volume and per share and per piece data)	2024				2023
	As Reported (GAAP)	One-Time Int'l Regulatory Matter(1)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

Operating Days	64				64

Average Daily Volume (in thousands)
U.S. Domestic Package	17,864				17,740

U.S. Domestic Package	$13,130	$—	$8	$13,122	$12,794	$79	$12,715	2.6%	3.2%
International Package	3,652	88	18	3,546	3,532	19	3,513	3.4%	0.9%
Supply Chain Solutions	3,092	—	6	3,086	2,949	41	2,908	4.8%	6.1%
Operating expense	19,874	88	32	19,754	19,275	139	19,136	3.1%	3.2%

Cost per Piece
U.S. Domestic Package	11.48			11.48	11.27		11.20	1.9%	2.5%

U.S. Domestic Package	989	—	8	997	1,602	79	1,681	(38.3)%	(40.7)%
International Package	718	88	18	824	883	19	902	(18.7)%	(8.6)%
Supply Chain Solutions	237	—	6	243	295	41	336	(19.7)%	(27.7)%
Operating Profit	1,944	88	32	2,064	2,780	139	2,919	(30.1)%	(29.3)%
Other Income and (Expense):
Other pension income (expense)	67	—	—	67	66	—	66	1.5%	1.5%
Investment income (expense) and other	70	—	—	70	65	—	65	7.7%	7.7%
Interest expense	(212)	6	—	(206)	(191)	—	(191)	11.0%	7.9%
Total Other Income (Expense)	(75)	6	—	(69)	(60)	—	(60)	25.0%	15.0%
Income Before Income Taxes	1,869	94	32	1,995	2,720	139	2,859	(31.3)%	(30.2)%
Income Tax Expense	460	—	6	466	639	33	672	(28.0)%	(30.7)%
Net Income	$1,409	$94	$26	$1,529	$2,081	$106	$2,187	(32.3)%	(30.1)%

Basic Earnings Per Share	$1.65	$0.11	$0.03	$1.79	$2.42	$0.12	$2.54	(31.8)%	(29.5)%

Diluted Earnings Per Share	$1.65	$0.11	$0.03	$1.79	$2.42	$0.12	$2.54	(31.8)%	(29.5)%

Weighted-average shares outstanding:
Basic	856				860
Diluted	857				861

(1) Reflects a one-time payment for an international regulatory matter and related interest of $94 million.
(2) Reflects other employee benefits costs of $20 million and $12 million of other costs, including a one-time expense related to a regulatory matter.
(3) Reflects other employee benefits costs of $109 million and other costs of $30 million.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers. Earnings Per Share amounts disclosed above may not cross-foot due to calculations based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Six Months Ended June 30,
(in millions, except operating days, average daily volume and per share and per piece data)	2024					2023
	As Reported (GAAP)	One-Time Int'l Regulatory Matter(1)	Asset Impairment Charges(2)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Asset Impairment Charges(4)	Transformation & Other Adj.(5)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

Operating Days	127					128

Average Daily Volume (in thousands)
U.S. Domestic Package	17,969					18,206

U.S. Domestic Package	$26,539	$—	$5	$17	$26,517	$26,315	$—	$101	$26,214	0.9%	1.2%
International Package	7,252	88	2	42	7,120	7,247	—	(3)	7,250	0.1%	(1.8)%
Supply Chain Solutions	6,176	—	41	59	6,076	6,097	8	44	6,045	1.3%	0.5%
Operating expense	39,967	88	48	118	39,713	39,659	8	142	39,509	0.8%	0.5%

Cost per Piece
U.S. Domestic Package	11.63				11.62	11.29			11.25	3.0%	3.3%

U.S. Domestic Package	1,814	—	5	17	1,836	3,068	—	101	3,169	(40.9)%	(42.1)%
International Package	1,374	88	2	42	1,506	1,711	—	(3)	1,708	(19.7)%	(11.8)%
Supply Chain Solutions	369	—	41	59	469	542	8	44	594	(31.9)%	(21.0)%
Operating Profit	3,557	88	48	118	3,811	5,321	8	142	5,471	(33.2)%	(30.3)%
Other Income and (Expense):
Other pension income (expense)	134	—	—	—	134	132	—	—	132	1.5%	1.5%
Investment income (expense) and other	121	—	—	—	121	168	—	—	168	(28.0)%	(28.0)%
Interest expense	(407)	6	—	—	(401)	(379)	—	—	(379)	7.4%	5.8%
Total Other Income (Expense)	(152)	6	—	—	(146)	(79)	—	—	(79)	92.4%	84.8%
Income Before Income Taxes	3,405	94	48	118	3,665	5,242	8	142	5,392	(35.0)%	(32.0)%
Income Tax Expense	883	—	13	17	913	1,266	2	33	1,301	(30.3)%	(29.8)%
Net Income	$2,522	$94	$35	$101	$2,752	$3,976	$6	$109	$4,091	(36.6)%	(32.7)%

Basic Earnings Per Share	$2.95	$0.11	$0.04	$0.11	$3.21	$4.62	$0.01	$0.12	$4.75	(36.1)%	(32.4)%

Diluted Earnings Per Share	$2.94	$0.11	$0.04	$0.12	$3.21	$4.61	$0.01	$0.12	$4.74	(36.2)%	(32.3)%

Weighted-average shares outstanding:
Basic	856					861
Diluted	857					863

(1) Reflects a one-time payment for an international regulatory matter and related interest of $94 million.
(2) Reflects impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses.
(3) Reflects other employee benefits costs of $51 million and $67 million of other costs, including a one-time expense related to a regulatory matter.
(4) Reflects a goodwill impairment charge of $8 million within Supply Chain Solutions.
(5) Reflects other employee benefit benefits costs of $97 million and other costs of $45 million.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers. Earnings Per Share amounts disclosed above may not cross-foot due to calculations based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of June 30, 2024
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	80	—	19	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	36	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	253	—	—
Total	296	253	19	—

(1) Seven (7) of the MD-11 aircraft shown above have been retired from operational use as of June 30, 2024. We do not anticipate retiring any additional MD-11 aircraft in 2024.